   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 23, 1997

                                                      REGISTRATION NO. 33-86154
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                      POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                                 BRYLANE INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    5961                    13-3794198
     (STATE OR OTHER          (PRIMARY STANDARD           (I.R.S. EMPLOYER
     JURISDICTION OF      INDUSTRIAL CLASSIFICATION     IDENTIFICATION NO.)
     INCORPORATION OR            CODE NUMBER)
      ORGANIZATION)

                              463 SEVENTH AVENUE
                                  21ST FLOOR
                           NEW YORK, NEW YORK 10018
                                (212) 613-9500
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                              ROBERT A. PULCIANI
                                 BRYLANE INC.
                              463 SEVENTH AVENUE
                                  21ST FLOOR
                           NEW YORK, NEW YORK 10018
                                (212) 613-9500
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

                                  COPIES TO:

   ROGER H. LUSTBERG, ESQ. THOMAS M.      GREGG A. NOEL, ESQ.SKADDEN, ARPS,
             CLEARY, ESQ.                     SLATE, MEAGHER & FLOM LLP
  RIORDAN & MCKINZIE 300 SOUTH GRAND   300 SOUTH GRAND AVENUE, 34TH FLOOR LOS
    AVENUE, 29TH FLOOR LOS ANGELES,           ANGELES, CALIFORNIA 90071
           CALIFORNIA 90071

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

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


  This Post-Effective Amendment No. 1 is being filed pursuant to Registration Statement No. 33-86154, as amended (the "Registration Statement"), on which Brylane Inc. ("Registrant") registered 4,600,000 shares of its Common Stock, $0.01 par value (the "Shares"), to be offered and sold by Registrant in a firm commitment underwritten public offering through a group of underwriters represented by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lazard Freres & Co. LLC and J.P. Morgan Securities Inc. (collectively, the "Representatives").

  The Commission declared the Registration Statement effective on February 20, 1997. On February 26, 1997, Registrant issued an aggregate of 4,000,000 of the Shares to the Representatives. The Representatives have chosen not to exercise their option to purchase up to an additional 600,000 Shares to cover any over-allotments, and consequently, as of the date hereof, 600,000 of the Shares covered by the Registration Statement remain unissued. Registrant is filing this Post-Effective Amendment No. 1 to deregister these 600,000 unissued Shares. Registrant has terminated the offering covered by the Registration Statement, has no further plans to issue any of the remaining Shares pursuant to the Registration Statement, and desires that the Registration Statement no longer be considered effective.

                                  PART II

                  INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) EXHIBITS

    EXHIBIT
     NUMBER                               DESCRIPTION
    -------                               -----------
    1.1#####   Form of Underwriting Agreement.
    2.1####    First Amended and Restated Incorporation and Exchange Agreement
               dated as of December 9, 1996 by and among FSEP II, FSEP III,
               FSEP International, Lane Bryant Direct, The Limited, WearGuard,
               Leeway & Co., NYNEX, Chadwick's, Inc. ("Chadwick's") and the
               Company.
    3.1+       Certificate of Limited Partnership of the Partnership.
    3.2+       Agreement of Limited Partnership of the Partnership (the
               "Partnership Agreement") dated as of August 30, 1993 (with forms of Registration Rights Agreement (Newco) and Stockholders
               Agreement (Newco) attached as exhibits thereto).
    3.3+       Certificate of Incorporation of Brylane Capital Corp. ("Brylane
               Capital").
    3.4+       Bylaws of Brylane Capital.
    3.5+++     Amendment No. 1 to Partnership Agreement dated as of November
               22, 1993.
    3.6*       Amendment No. 2 to Partnership Agreement dated as of January 28,
               1994.
    3.7**      Amendment No. 3 to Partnership Agreement dated as of March 16,
               1994.
    3.8###     Amendment No. 4 to Partnership Agreement dated October 14, 1994.
    3.9##      Amendment No. 5 to Partnership Agreement dated September 22,
               1995.
    3.10##     Amendment No. 6 to Partnership Agreement dated October 16, 1995.
    3.11####   Amendment No. 7 to Partnership Agreement dated October 14, 1996.
    3.12####   Amendment No. 8 to the Partnership Agreement dated December 5,
               1996.
    3.13@@     Amended and Restated Agreement of Limited Partnership of the
               Partnership dated as of February 26, 1997.
    3.14***    Certificate of Incorporation of the Company.
    3.15***    Bylaws of the Company.
    3.16####   Certificate of Amendment of Certificate of Incorporation of VP
               Holding, as filed with the Office of the Secretary of State of
               Delaware on December 5, 1996.
    3.17####   Certificate of Designation of the Series A Convertible
               Redeemable Preferred Stock of VP Holding as filed with the
               Office of the Secretary of State of Delaware on December 6,
               1996.
    3.18###### Form of Certificate of Designation of the Series A Convertible
               Redeemable Preferred Stock of the Company filed with the Office of the Secretary of State of Delaware on February 14, 1997.
    4.1+       Purchase Agreement dated August 20, 1993 among the Partnership,
               Brylane Capital, VGP Corporation and each of the Initial
               Purchasers named therein.
    4.2+       Registration Rights Agreement made and entered into the 30th day of August, 1993 among the Partnership, Brylane Capital and the
               Initial Purchasers.
    4.3+       Indenture dated as of August 30, 1993 among the Partnership and
               Brylane Capital, as Issuers, B.L. Management, B.L. Distribution,
               B.L. Management Partnership and B.L. Distribution Partnership,
               as Guarantors, and United States Trust Company of New York, as
               Trustee (the "Indenture").
    4.4+       Form of Old Note (included at page 37 of the Indenture).
    4.5+       Form of New Note (included at page 42 of the Indenture, as amended at page 2 of the First Supplemental Indenture).
    4.6+       Form of Guarantee by B.L. Management, B.L. Distribution, B.L.
               Management Partnership and B.L. Distribution Partnership
               (included at page 57 and in Article Fourteen of the Indenture).
    4.7+       Form of Intercompany Note (included as Exhibit A to the
               Indenture).

   EXHIBIT
    NUMBER                               DESCRIPTION
   -------                               -----------
    4.8+++   First Supplemental Indenture dated as of November 22, 1993 by and among the Partnership and Brylane Capital, as Issuers, and United
             States Trust Company of New York, as Trustee (the "First
             Supplemental Indenture").
    4.9*     Second Supplemental Indenture dated as of January 28, 1994 among the Partnership, Brylane Capital, B.N.Y. Service Corp. and United
             States Trust Company of New York, as Trustee.
    4.10@@   Registration Rights Agreement dated as of February 26, 1997 by and among the Company, FSEP II, FSEP III, FSEP International, M&P
             Distributing Co., The Limited, WearGuard, TJX, Leeway & Co. and
             NYNEX.
    4.11@@   Stockholders Agreement dated as of February 26, 1997 by and among the Company, FSEP II, FSEP III, FSEP International, M&P
             Distributing Co., The Limited, WearGuard, TJX, Leeway & Co. and
             NYNEX.
    4.12##   Third Supplemental Indenture dated as of October 16, 1995 by and among the Partnership, Brylane Capital, KingSize Catalog Sales,
             L.P., K.S. Management, KingSize Catalog Sales, Inc. and United
             States Trust Company of New York, as Trustee.
    4.13#### Fourth Supplemental Indenture dated as of December 9, 1996 by and among the Partnership, Brylane Capital Corp., C.O.B. Management
             Services, Inc., Chadwick's Tradename Sub, Inc. and United States
             Trust Company of New York, as Trustee.
    5.1##### Opinion of Riordan & McKinzie, a Professional Law Corporation.
   10.1+     Transaction Agreement dated as of July 13, 1993 among VGP
             Corporation, VLP Corporation and the Transferors referred to therein (the "Transaction Agreement").
   10.2+     Amendment No. 1 to Transaction Agreement dated as of August 30,
             1993.
   10.3+     Addendum to Transaction Agreement dated August 30, 1993 executed by the Partnership.
   10.4+     Credit Card Processing Agreement (the "Credit Card Agreement")
             made as of the 30th day of August, 1993 between World Financial
             Network National Bank ("World Financial") and the Partnership.
   10.5+     Trademark License Agreement (the "Trademark License Agreement" )
             made as of the 20th day of August, 1993 among Lanco, Inc., Lernco,
             Inc., Limited Stores, Inc., Lane Bryant, Inc. (collectively, the
             "Licensors"), Lane Bryant Direct, Inc. and Lerner Direct, Inc.
             (collectively, the "Licensees").
   10.6####  Amendment No. 1 to Trademark License Agreement entered into as of the 9th day of December, 1996 by and among Lanco, Inc., Lernco,
             Inc., Limited Stores, Inc., Lane Bryant, Inc., Lane Bryant Direct
             and the Partnership.
   10.7+     Electronic Media Trademark License Agreement made as of the 20th day of August, 1993 among the Licensors and the Licensees.
   10.8+     Agreement to be Bound by the Trademark License Agreement and the
             Electronic Media Trademark License Agreement executed by the
             Partnership.
   10.9+     Service Agreement made as of the 30th day of August, 1993 between
             B.L. Management and the Partnership.
   10.10+    Catalog Production Agreement made and entered into as of the 30th day of August, 1993 between B.L. Distribution Partnership and B.L.
             Management Partnership.
   10.11+    Catalog Production, Distribution, License and Administrative
             Services Agreement made and entered into as of the 30th day of
             August, 1993 between the Partnership and B.L. Distribution
             Partnership.
   10.12#### Credit Agreement dated as of December 9, 1996 (the "Credit
             Agreement") among the Partrnership, the Lenders listed on the signature pages thereof, Morgan Guaranty Trust Company of New York
             ("Morgan Guaranty"), as Administrative Agent, and Merrill Lynch
             Capital Corporation ("Merrill Lynch"), as Documentation Agent.
   10.13#### Security Agreement dated as of December 9, 1996 among the
             Partnership, the Subsidiary Grantors (as defined therein), and
             Morgan Guaranty, as Security Agent.
   10.14#### Pledge Agreement dated as of December 9, 1996 among the
             Partnership, the Subsidiary Pledgors (as defined therein), and
             Morgan Guaranty, as Security Agent.

  EXHIBIT
  NUMBER                              DESCRIPTION
  ------                              -----------
   10.15#### Form of Tranche A Term Notes executed by the Partnership in favor of each of the various Lenders which are signatories to the Credit
             Agreement.
   10.16#### Form of Tranche B Term Notes executed by the Partnership in favor of each of the various Lenders which are signatories to the Credit
             Agreement.
   10.17#### Guarantee Agreement dated as of December 9, 1996 among the
             Guarantors (as defined therein), Morgan Guaranty, as
             administrative agent, and the Issuing Banks (as defined in the
             Credit Agreement).
   10.18#### Trademark Collateral Agreement dated as of December 9, 1996 among
             Lanco, Inc., Lernco, Inc., Limited Stores, Inc., Lerner Stores,
             Inc., Lane Bryant, Inc. and Morgan Guaranty, as Security Agent.
   10.19+    1993 Employee Stock Subscription Plan of VP Holding Corporation
             ("VP Holding") (the "Subscription Plan").
   10.20+    Stock Subscription Agreement made and entered into as of August
             30, 1993 by and between VP Holding and Peter Canzone (with Secured
             Promissory Note and Stock Pledge Agreement attached as exhibits thereto).
   10.21+    Form of Stock Subscription Agreement made by and between VP
             Holding and each of Sheila R. Garelik, Robert A. Pulciani, Jules
             Silbert, Jessie Bourneuf, Loida Noriega-Wilson, Richard L.
             Bennett, William G. Brosius and Bruce G. Clark who purchased common stock of VP Holding under the Subscription Plan with cash and, in certain cases, promissory note (with forms of Secured
             Promissory Note and Stock Pledge Agreement attached as exhibits thereto).
   10.22+    Form of Stock Subscription Agreement made by and between VP
             Holding and each of Arlene Silverman, Kevin McGrain, Kevin Doyle and certain other management investors who purchased common stock of VP Holding under the Subscription Plan with cash and, in certain cases, promissory note (with forms of Secured Promissory
             Note and Stock Pledge Agreement attached as exhibits thereto).
   10.23+    1993 Performance Partnership Unit Option Plan of the Partnership
             (the "1993 Option Plan").
   10.24+    Form of Performance Partnership Unit Option Agreement by and
             between the Partnership and each of Peter J. Canzone, Sheila R.
             Garelik, Robert A. Pulciani, Jules Silbert, Jessie Bourneuf, Loida
             Noriega-Wilson, Richard L. Bennett, William G. Brosius and Bruce
             G. Clark under the 1993 Option Plan.
   10.25+    Form of Performance Partnership Unit Option Agreement by and
             between the Partnership and each of Arlene Silverman, Kevin
             McGrain, Kevin Doyle and certain other participants under the 1993
             Option Plan.
   10.26#    1995 Partnership Unit Option Plan of the Partnership (the "1995
             Option Plan").
   10.27#    Form of Partnership Unit Option Agreement entered into by and between the Partnership and each of Peter J. Canzone, William C.
             Johnson, Sheila R. Garelik, Robert A. Pulciani, Jules Silbert,
             Jessie Bourneuf, Loida Noriega-Wilson, Arlene Silverman, Richard
             L. Bennett, William G. Brosius and Bruce G. Clark under the 1995
             Option Plan.
   10.28#    Form of Partnership Unit Option Agreement entered into by and between the Partnership and each of Kevin McGrain, Kevin Doyle and certain other participants under the 1995 Option Plan.
   10.29+    Form of Indemnity Agreement made by and between the Partnership and each of the members of the Board of Representatives of the
             Partnership.
   10.30+    Indemnity Agreement dated as of September, 1993 made by and between B.L. Management and Robert A. Pulciani.
   10.31+    Indemnity Agreement dated as of September, 1993 made by and between B.L. Distribution and Robert A. Pulciani.
   10.32###  Amendment No. 1 to Credit Card Agreement dated as of July 1, 1995
       xx    between World Financial and the Partnership.
   10.33***  Amendment No. 1 to the Subscription Plan dated February 18, 1994.

  EXHIBIT
  NUMBER                              DESCRIPTION
  ------                              -----------
   10.34***  Addendum dated February 18, 1994 to Stock Subscription Agreement between VP Holding and Jules Silbert.
   10.35***  Stock Subscription Agreement made and entered into as of May 27,
             1994 by and between VP Holding and William C. Johnson.
   10.36***  Performance Partnership Unit Option Agreement entered into as of
             May 27, 1994 by and between the Partnership and William C.
             Johnson.
   10.37#### Brylane Inc. 1996 Senior Management Stock Subscription Plan (the
             "Senior Management Plan").
   10.38#### Form of Stock Subscription Agreement entered into by and between the Company and nine management investors who were issued Common
             Stock of the Company under the Senior Management Plan.
   10.39#### Form of Stock Subscription Agreement entered into by and between the Company and William C. Johnson under the Senior Management
             Plan.
   10.40#### Brylane Inc. 1996 Stock Subscription Plan (the "Brylane
             Subscription Plan").
   10.41#### Form of Stock Subscription Agreement entered into by and between the Company and certain management employees who were issued
             Common Stock of the Company under the Brylane Subscription Plan.
   10.42#### Brylane Inc. 1996 Performance Stock Option Plan (the "Brylane 1996
             Performance Option Plan").
   10.43#### Form of Stock Option Agreement entered into by and between the
             Company and certain participants under the Brylane 1996
             Performance Option Plan.
   10.44#### Form of Stock Option Agreement entered into by and between the
             Company and William C. Johnson under the Brylane 1996 Performance
             Option Plan.
   10.45#### Brylane Inc. 1996 Stock Option Plan (the "Brylane 1996 Option
             Plan").
   10.46#### Form of Stock Option Agreement entered into by and between the
             Company and certain participants under the Brylane 1996 Option
             Plan.
   10.47#    License Agreement effective as of March 1, 1994 by and between the
        x    Partnership and Sears Shop At Home Services, Inc. ("Sears") (with
             Exhibits E and F attached thereto).
   10.48**** Loan Agreement made as of August 30, 1993 by and between FSEP II,
             VP Holding and VGP.
   10.49**** No Interest Demand Promissory Note made by FSEP II in favor of VP
             Holding.
   10.50**** Loan Agreement made as of August 30, 1993 by and between FSEP III,
             VP Holding and VGP.
   10.51**** No Interest Demand Promissory Note made by FSEP III in favor of VP
             Holding.
   10.52#    License Agreement effective as of August 1, 1994 by and between
        x    WearGuard Corporation ("WearGuard") and Sears (with Exhibits E and
             F attached thereto).
   10.53#    First Amendment to License Agreement effective as of August 1,
             1995 by and between Sears and WearGuard.
   10.54#    Consent to Assignment dated October 10, 1995 between and among
             Sears, WearGuard and KingSize Catalog Sales, L.P. ("KingSize
             Partnership").
   10.55##   Asset Purchase Agreement dated September 22, 1995 by and among the
             Partnership, WearGuard and ARAMARK Corporation ("ARAMARK"), as
             guarantor.
   10.56##   Letter Amendment to the Purchase Agreement dated September 22,
             1995 by and between the Partnership and WearGuard.
   10.57##   Letter Amendment to the Purchase Agreement dated October 16, 1995 by and between the Partnership and WearGuard.
   10.58##   Assignment of Purchase Agreement dated October 16, 1995 by and among the Partnership, KingSize Partnership and K.S. Management.
   10.59##   Transition Services Agreement dated as of October 16, 1995 by and among the Partnership, KingSize Partnership, ARAMARK and
             WearGuard.
   10.60##   Noncompetition Agreement dated as of October 16, 1995 by and among the Partnership, KingSize Partnership, ARAMARK and WearGuard.

  EXHIBIT
  NUMBER                               DESCRIPTION
  ------                               ------------
   10.61####  Form of Employment Agreement dated as of May 1, 1996 between B.L.
              Management and each of Peter J. Canzone, Robert A. Pulciani,
              Jules Silbert, Loida Noriega-Wilson and Kevin McGrain.
   10.62####  Form of Employment Agreement dated as of May 1, 1996 between B.L.
              Management and each of Sheila R. Garelik and Arlene Silverman.
   10.63####  Form of Employment Agreement dated as of May 1, 1996 between the
              Partnership and each of Richard L. Bennett, Bruce G. Clark and
              William G. Brosius.
   10.64####  Amendment No. 1 to Employment Agreement dated as of July 15, 1996 between B.L. Management and Sheila R. Garelik.
   10.65####  License Amendment made as of July 23, 1996 between the
        xxx   Partnership and Sears.
   10.66####  Asset Purchase Agreement dated as of October 18, 1996 by and among TJX, Chadwick's and the Partnership.
   10.67####  Amendment Number One to the Asset Purchase Agreement made as of the 9th day of December, 1996 among TJX, Chadwick's and the
              Partnership.
   10.68####  Asset Purchase Agreement dated as of October 18, 1996 by and among CDM Corp. and the Partnership.
   10.69####  Services Agreement dated as of December 9, 1996 between TJX and the Partnership.
   10.70####  Inventory Purchase Agreement effective as of December 9, 1996 by
        xxx   and between the Partnership and TJX.
   10.71####  Employment Agreement dated as of December 9, 1996 between the
              Partnership and Dhananjaya K. Rao.
   10.72####  Employment Agreement dated as of December 9, 1996 between the
              Partnership and Carol Meyrowitz.
   10.73####  VP Holding Stock Subscription Agreement for Preferred Stock made as of December 9, 1996 by and between VP Holding and Dhananjaya
              K. Rao.
   10.74####  VP Holding Stock Subscription Agreement for Preferred Stock made as of December 9, 1996 by and between VP Holding and Carol
              Meyrowitz.
   10.75####  Form of Brylane Inc. Stock Subscription Agreement for Preferred
              Stock made as of December 9, 1996 by and between Brylane, Inc.
              and each of Dhananjaya K. Rao and Carol Meyrowitz.
   10.76####  Brylane, L.P. Convertible Subordinated Note Due 2006 dated
              December 9, 1996 made by the Partnership in favor of Chadwick's
              (with Brylane Inc. and Brylane, L.P. Convertible Subordinated
              Note Due 2006 made by the Company and the Partnership in favor of
              Chadwick's filed as an exhibit thereto).
   10.77####  Unit Subscription Agreement entered into as of December 5, 1996 by and among the Partnership, VP Holding, FSEP II, FSEP III, FSEP
              International, VGP Corporation, VLP Corporation, WearGuard,
              Leeway, and NYNEX.
   10.78####  Form of Amendment to Performance Partnership Unit Option
              Agreement under the 1993 Option Plan.
   10.79####  Accounts Receivable Purchase Agreement dated as of December 9,
              1996 between the Partnership and Alliance Data Systems
              Corporation.
   10.80##### Amendment to Services Agreement dated as of December 9, 1996 between TJX and the Partnership.
   11.1#####  Brylane, L.P.--Computation of Net Income Per Common Share.
   21.1####   Subsidiaries of Brylane.
   23.1#####  Consent of Riordan & McKinzie (contained in Exhibit 5.1).
   23.2###### Consent of Coopers & Lybrand L.L.P. regarding Brylane, L.P.
   23.3###### Consent of Coopers & Lybrand L.L.P. regarding Chadwick's, Inc.

  EXHIBIT
  NUMBER                          DESCRIPTION
  ------                          ------------
   23.4###### Consent of Coopers & Lybrand L.L.P. regarding KingSize Division.
   24.1***    Powers of Attorney.
   24.2####   Powers of Attorney.
   27.1####   Financial Data Schedule.
--------
+      Filed as an exhibit to the Partnership's Registration Statement on Form S-
       4 (Registration No. 33-69532) on September 29, 1993 and incorporated by reference herein.
++     Filed as an exhibit to Amendment No. 1 to the Partnership's Registration
       Statement on Form S-4 (Registration No. 33-69532) on November 9, 1993 and
       incorporated by reference herein.
+++    Filed as an exhibit to Amendment No. 2 to the Partnership's Registration
       Statement on Form S-4 (Registration No. 33-69532) on November 23, 1993
       and incorporated by reference herein.
*      Filed on April 25, 1994 as an exhibit to the Partnership's Annual Report on Form 10-K for the fiscal year ended January 29, 1994 and incorporated by reference herein.
**     Filed on June 8, 1994 as an exhibit to the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended April 30, 1994 and incorporated by reference herein.
***    Filed as an exhibit to the Company's Registration Statement on Form S-1
       (Registration No. 33-86154) on November 9, 1994 and incorporated by reference herein.
****   Filed as an exhibit to Amendment No. 1 to the Company's Registration
       Statement on Form S-1 (Registration No. 33-86154) on January 11, 1995 and
       incorporated by reference herein.
#      Filed on December 12, 1995 as an exhibit to the Partnership's Quarterly
       Report on Form 10-Q for the quarterly period ended October 28, 1995
       ("1995 Third Quarter Form 10-Q") and incorporated by reference herein.
##     Filed on December 30, 1995 as an exhibit to the Partnership's Amendment of Current Report on Form 8-K/A (File No. 33-69532) and incorporated by reference herein.
###    Filed on May 3, 1996 as an exhibit to the Partnership's Annual Report on
       Form 10-K for the fiscal year ended February 3, 1996 ("1995 Form 10-K")
       and incorporated by reference herein.
####   Filed as an exhibit to Amendment No. 2 to the Company's Registration
       Statement on Form S-1 (Registration No. 33-86154) on December 23, 1996
       and incorporated by reference herein.
#####  Filed as an exhibit to Amendment No. 3 to the Company's Registration
       Statement on Form S-1 (Registration No. 33-86154) on January 29, 1997 and
       incorporated by reference herein.
###### Filed as an exhibit to Amendment No. 4 to the Company's Registration
       Statement on Form S-1 (Registration No. 33-86154) on February 19, 1997
       and incorporated by reference herein.
x      Certain portions of this exhibit have been omitted from the copies incorporated by reference from the Partnership's 1995 Third Quarter Form
       10-Q (as defined herein) and are the subject of an order granting confidential treatment with respect thereto.
xx     Certain portions of this exhibit have been omitted from the copies incorporated by reference from the Partnership's 1995 Form 10-K (as defined herein) and are the subject of an order granting confidential treatment with respect thereto.
xxx    Certain portions of this exhibit have been omitted from the copies filed as part of Amendment No. 2 to this Registration Statement on Form S-1 and are the subject of an order granting confidential treatment with respect thereto.
@@     Filed on May 2, 1997 as an exhibit to the Company's Annual Report on Form
       10-K for the fiscal year ended February 1, 1997 and incorporated by reference herein.
                                     II-6

  (b) FINANCIAL STATEMENT SCHEDULES

  The following schedule is filed as part of this Registration Statement:

  Schedule II--Chadwick's Inc.--Valuation and Qualifying Accounts.

  All other schedules are omitted since the required information is not present in amounts sufficient to require submission of the schedule, or because the information required is included in the financial statements and notes thereto.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 21st day of May 1997.

                                          BRYLANE INC.

                                          By:     /s/ Robert A. Pulciani
                                            ___________________________________
                                                   Robert A. Pulciani
                                             Executive Vice President, Chief
                                            Financial Officer, Secretary and
                                                        Treasurer

  Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURE                               TITLE                    DATE
         ---------                               -----                    ----
                 *                   President, Chief Executive       May 21, 1997
____________________________________ Officer and Director
          Peter J. Canzone           (Principal Executive
                                     Officer)

       /s/ Robert A. Pulciani        Executive Vice President,        May 21, 1997
____________________________________ Chief Financial Officer,
         Robert A. Pulciani          Secretary and Treasurer
                                     (Principal Financial and
                                     Accounting Officer)

                 *                   Director                         May 21, 1997
____________________________________
          Ronald P. Spogli

                 *                   Director                         May 21, 1997
____________________________________
            John M. Roth

                 *                   Director                         May 21, 1997
____________________________________
           Mark J. Doran

                 *                   Director                         May 21, 1997
____________________________________
          Samuel P. Fried

                 *                   Director                         May 21, 1997
____________________________________
         William K. Gerber

                 *                   Director                         May 21, 1997
____________________________________
         William C. Johnson

*By:  /s/ Robert A. Pulciani
  ______________________________
       Robert A. Pulciani
        Attorney-in-Fact

                               EXHIBIT INDEX

   EXHIBIT
    NUMBER                               DESCRIPTION
   -------                               -----------
   1.1#####   Form of Underwriting Agreement.
   2.1####    First Amended and Restated Incorporation and Exchange Agreement
              dated as of December 9, 1996 by and among FSEP II, FSEP III, FSEP
              International, Lane Bryant Direct, The Limited, WearGuard, Leeway
              & Co., NYNEX, Chadwick's, Inc. ("Chadwick's") and the Company.
   3.1+       Certificate of Limited Partnership of the Partnership.
   3.2+       Agreement of Limited Partnership of the Partnership (the
              "Partnership Agreement") dated as of August 30, 1993 (with forms of Registration Rights Agreement (Newco) and Stockholders
              Agreement (Newco) attached as exhibits thereto).
   3.3+       Certificate of Incorporation of Brylane Capital Corp. ("Brylane
              Capital").
   3.4+       Bylaws of Brylane Capital.
   3.5+++     Amendment No. 1 to Partnership Agreement dated as of November 22,
              1993.
   3.6*       Amendment No. 2 to Partnership Agreement dated as of January 28,
              1994.
   3.7**      Amendment No. 3 to Partnership Agreement dated as of March 16,
              1994.
   3.8###     Amendment No. 4 to Partnership Agreement dated October 14, 1994.
   3.9##      Amendment No. 5 to Partnership Agreement dated September 22,
              1995.
   3.10##     Amendment No. 6 to Partnership Agreement dated October 16, 1995.
   3.11####   Amendment No. 7 to Partnership Agreement dated October 14, 1996.
   3.12####   Amendment No. 8 to the Partnership Agreement dated December 5,
              1996.
   3.13@@     Amended and Restated Agreement of Limited Partnership of the
              Partnership dated as of February 26, 1997.
   3.14***    Certificate of Incorporation of the Company.
   3.15***    Bylaws of the Company.
   3.16####   Certificate of Amendment of Certificate of Incorporation of VP
              Holding, as filed with the Office of the Secretary of State of
              Delaware on December 5, 1996.
   3.17####   Certificate of Designation of the Series A Convertible Redeemable
              Preferred Stock of VP Holding as filed with the Office of the
              Secretary of State of Delaware on December 6, 1996.
   3.18###### Form of Certificate of Designation of the Series A Convertible
              Redeemable Preferred Stock of the Company filed with the Office of the Secretary of State of Delaware on February 14, 1997.
   4.1+       Purchase Agreement dated August 20, 1993 among the Partnership,
              Brylane Capital, VGP Corporation and each of the Initial
              Purchasers named therein.
   4.2+       Registration Rights Agreement made and entered into the 30th day of August, 1993 among the Partnership, Brylane Capital and the
              Initial Purchasers.
   4.3+       Indenture dated as of August 30, 1993 among the Partnership and
              Brylane Capital, as Issuers, B.L. Management, B.L. Distribution,
              B.L. Management Partnership and B.L. Distribution Partnership, as
              Guarantors, and United States Trust Company of New York, as
              Trustee (the "Indenture").
   4.4+       Form of Old Note (included at page 37 of the Indenture).
   4.5+       Form of New Note (included at page 42 of the Indenture, as amended at page 2 of the First Supplemental Indenture).
   4.6+       Form of Guarantee by B.L. Management, B.L. Distribution, B.L.
              Management Partnership and B.L. Distribution Partnership
              (included at page 57 and in Article Fourteen of the Indenture).
   4.7+       Form of Intercompany Note (included as Exhibit A to the
              Indenture).
   4.8+++     First Supplemental Indenture dated as of November 22, 1993 by and among the Partnership and Brylane Capital, as Issuers, and United
              States Trust Company of New York, as Trustee (the "First
              Supplemental Indenture").
   4.9*       Second Supplemental Indenture dated as of January 28, 1994 among the Partnership, Brylane Capital, B.N.Y. Service Corp. and United
              States Trust Company of New York, as Trustee.

  EXHIBIT
   NUMBER                               DESCRIPTION
  -------                               -----------
   4.10@@   Registration Rights Agreement dated as of February 26, 1997 by and among the Company, FSEP II, FSEP III, FSEP International, M&P
            Distributing Co., The Limited, WearGuard, TJX, Leeway & Co. and
            NYNEX.
   4.11@@   Stockholders Agreement dated as of February 26, 1997 by and among the Company, FSEP II, FSEP III, FSEP International, M&P
            Distributing Co., The Limited, WearGuard, TJX, Leeway & Co. and
            NYNEX.
   4.12##   Third Supplemental Indenture dated as of October 16, 1995 by and among the Partnership, Brylane Capital, KingSize Catalog Sales,
            L.P., K.S. Management, KingSize Catalog Sales, Inc. and United
            States Trust Company of New York, as Trustee.
   4.13#### Fourth Supplemental Indenture dated as of December 9, 1996 by and among the Partnership, Brylane Capital Corp., C.O.B. Management
            Services, Inc., Chadwick's Tradename Sub, Inc. and United States
            Trust Company of New York, as Trustee.
   5.1##### Opinion of Riordan & McKinzie, a Professional Law Corporation.
  10.1+     Transaction Agreement dated as of July 13, 1993 among VGP
            Corporation, VLP Corporation and the Transferors referred to therein (the "Transaction Agreement").
  10.2+     Amendment No. 1 to Transaction Agreement dated as of August 30,
            1993.
  10.3+     Addendum to Transaction Agreement dated August 30, 1993 executed by the Partnership.
  10.4+     Credit Card Processing Agreement (the "Credit Card Agreement") made as of the 30th day of August, 1993 between World Financial Network
            National Bank ("World Financial") and the Partnership.
  10.5+     Trademark License Agreement (the "Trademark License Agreement" )
            made as of the 20th day of August, 1993 among Lanco, Inc., Lernco,
            Inc., Limited Stores, Inc., Lane Bryant, Inc. (collectively, the
            "Licensors"), Lane Bryant Direct, Inc. and Lerner Direct, Inc.
            (collectively, the "Licensees").
  10.6####  Amendment No. 1 to Trademark License Agreement entered into as of the 9th day of December, 1996 by and among Lanco, Inc., Lernco,
            Inc., Limited Stores, Inc., Lane Bryant, Inc., Lane Bryant Direct
            and the Partnership.
  10.7+     Electronic Media Trademark License Agreement made as of the 20th day of August, 1993 among the Licensors and the Licensees.
  10.8+     Agreement to be Bound by the Trademark License Agreement and the
            Electronic Media Trademark License Agreement executed by the
            Partnership.
  10.9+     Service Agreement made as of the 30th day of August, 1993 between
            B.L. Management and the Partnership.
  10.10+    Catalog Production Agreement made and entered into as of the 30th day of August, 1993 between B.L. Distribution Partnership and B.L.
            Management Partnership.
  10.11+    Catalog Production, Distribution, License and Administrative
            Services Agreement made and entered into as of the 30th day of
            August, 1993 between the Partnership and B.L. Distribution
            Partnership.
  10.12#### Credit Agreement dated as of December 9, 1996 (the "Credit
            Agreement") among the Partrnership, the Lenders listed on the signature pages thereof, Morgan Guaranty Trust Company of New York
            ("Morgan Guaranty"), as Administrative Agent, and Merrill Lynch
            Capital Corporation ("Merrill Lynch"), as Documentation Agent.
  10.13#### Security Agreement dated as of December 9, 1996 among the
            Partnership, the Subsidiary Grantors (as defined therein), and
            Morgan Guaranty, as Security Agent.
  10.14#### Pledge Agreement dated as of December 9, 1996 among the
            Partnership, the Subsidiary Pledgors (as defined therein), and
            Morgan Guaranty, as Security Agent.
  10.15#### Form of Tranche A Term Notes executed by the Partnership in favor of each of the various Lenders which are signatories to the Credit
            Agreement.
  10.16#### Form of Tranche B Term Notes executed by the Partnership in favor of each of the various Lenders which are signatories to the Credit
            Agreement.

  EXHIBIT
   NUMBER                               DESCRIPTION
  -------                               -----------
  10.17#### Guarantee Agreement dated as of December 9, 1996 among the
            Guarantors (as defined therein), Morgan Guaranty, as administrative agent, and the Issuing Banks (as defined in the Credit Agreement).
  10.18#### Trademark Collateral Agreement dated as of December 9, 1996 among
            Lanco, Inc., Lernco, Inc., Limited Stores, Inc., Lerner Stores,
            Inc., Lane Bryant, Inc. and Morgan Guaranty, as Security Agent.
  10.19+    1993 Employee Stock Subscription Plan of VP Holding Corporation
            ("VP Holding") (the "Subscription Plan").
  10.20+    Stock Subscription Agreement made and entered into as of August 30,
            1993 by and between VP Holding and Peter Canzone (with Secured
            Promissory Note and Stock Pledge Agreement attached as exhibits thereto).
  10.21+    Form of Stock Subscription Agreement made by and between VP Holding and each of Sheila R. Garelik, Robert A. Pulciani, Jules Silbert,
            Jessie Bourneuf, Loida Noriega-Wilson, Richard L. Bennett, William
            G. Brosius and Bruce G. Clark who purchased common stock of
            VP Holding under the Subscription Plan with cash and, in certain cases, promissory note (with forms of Secured Promissory Note and
            Stock Pledge Agreement attached as exhibits thereto).
  10.22+    Form of Stock Subscription Agreement made by and between VP Holding and each of Arlene Silverman, Kevin McGrain, Kevin Doyle and certain other management investors who purchased common stock of
            VP Holding under the Subscription Plan with cash and, in certain cases, promissory note (with forms of Secured Promissory Note and
            Stock Pledge Agreement attached as exhibits thereto).
  10.23+    1993 Performance Partnership Unit Option Plan of the Partnership
            (the "1993 Option Plan").
  10.24+    Form of Performance Partnership Unit Option Agreement by and
            between the Partnership and each of Peter J. Canzone, Sheila R.
            Garelik, Robert A. Pulciani, Jules Silbert, Jessie Bourneuf, Loida
            Noriega-Wilson, Richard L. Bennett, William G. Brosius and Bruce G.
            Clark under the 1993 Option Plan.
  10.25+    Form of Performance Partnership Unit Option Agreement by and
            between the Partnership and each of Arlene Silverman, Kevin
            McGrain, Kevin Doyle and certain other participants under the 1993
            Option Plan.
  10.26#    1995 Partnership Unit Option Plan of the Partnership (the "1995
            Option Plan").
  10.27#    Form of Partnership Unit Option Agreement entered into by and between the Partnership and each of Peter J. Canzone, William C.
            Johnson, Sheila R. Garelik, Robert A. Pulciani, Jules Silbert,
            Jessie Bourneuf, Loida Noriega-Wilson, Arlene Silverman, Richard L.
            Bennett, William G. Brosius and Bruce G. Clark under the 1995
            Option Plan.
  10.28#    Form of Partnership Unit Option Agreement entered into by and between the Partnership and each of Kevin McGrain, Kevin Doyle and certain other participants under the 1995 Option Plan.
  10.29+    Form of Indemnity Agreement made by and between the Partnership and each of the members of the Board of Representatives of the
            Partnership.
  10.30+    Indemnity Agreement dated as of September, 1993 made by and between
            B.L. Management and Robert A. Pulciani.
  10.31+    Indemnity Agreement dated as of September, 1993 made by and between
            B.L. Distribution and Robert A. Pulciani.
  10.32###  Amendment No. 1 to Credit Card Agreement dated as of July 1, 1995
      xx    between World Financial and the Partnership.
  10.33***  Amendment No. 1 to the Subscription Plan dated February 18, 1994.
  10.34***  Addendum dated February 18, 1994 to Stock Subscription Agreement between VP Holding and Jules Silbert.
  10.35***  Stock Subscription Agreement made and entered into as of May 27,
            1994 by and between VP Holding and William C. Johnson.

  EXHIBIT
   NUMBER                               DESCRIPTION
  -------                               -----------
  10.36***  Performance Partnership Unit Option Agreement entered into as of
            May 27, 1994 by and between the Partnership and William C. Johnson.
  10.37#### Brylane Inc. 1996 Senior Management Stock Subscription Plan (the
            "Senior Management Plan").
  10.38#### Form of Stock Subscription Agreement entered into by and between the Company and nine management investors who were issued Common
            Stock of the Company under the Senior Management Plan.
  10.39#### Form of Stock Subscription Agreement entered into by and between the Company and William C. Johnson under the Senior Management
            Plan.
  10.40#### Brylane Inc. 1996 Stock Subscription Plan (the "Brylane
            Subscription Plan").
  10.41#### Form of Stock Subscription Agreement entered into by and between the Company and certain management employees who were issued Common
            Stock of the Company under the Brylane Subscription Plan.
  10.42#### Brylane Inc. 1996 Performance Stock Option Plan (the "Brylane 1996
            Performance Option Plan").
  10.43#### Form of Stock Option Agreement entered into by and between the
            Company and certain participants under the Brylane 1996 Performance
            Option Plan.
  10.44#### Form of Stock Option Agreement entered into by and between the
            Company and William C. Johnson under the Brylane 1996 Performance
            Option Plan.
  10.45#### Brylane Inc. 1996 Stock Option Plan (the "Brylane 1996 Option
            Plan").
  10.46#### Form of Stock Option Agreement entered into by and between the
            Company and certain participants under the Brylane 1996 Option
            Plan.
  10.47#    License Agreement effective as of March 1, 1994 by and between the
     x      Partnership and Sears Shop At Home Services, Inc. ("Sears") (with
            Exhibits E and F attached thereto).
  10.48**** Loan Agreement made as of August 30, 1993 by and between FSEP II,
            VP Holding and VGP.
  10.49**** No Interest Demand Promissory Note made by FSEP II in favor of VP
            Holding.
  10.50**** Loan Agreement made as of August 30, 1993 by and between FSEP III,
            VP Holding and VGP.
  10.51**** No Interest Demand Promissory Note made by FSEP III in favor of VP
            Holding.
  10.52#    License Agreement effective as of August 1, 1994 by and between
     x      WearGuard Corporation ("WearGuard") and Sears (with Exhibits E and
            F attached thereto).
  10.53#    First Amendment to License Agreement effective as of August 1, 1995 by and between Sears and WearGuard.
  10.54#    Consent to Assignment dated October 10, 1995 between and among
            Sears, WearGuard and KingSize Catalog Sales, L.P. ("KingSize
            Partnership").
  10.55##   Asset Purchase Agreement dated September 22, 1995 by and among the
            Partnership, WearGuard and ARAMARK Corporation ("ARAMARK"), as
            guarantor.
  10.56##   Letter Amendment to the Purchase Agreement dated September 22, 1995 by and between the Partnership and WearGuard.
  10.57##   Letter Amendment to the Purchase Agreement dated October 16, 1995 by and between the Partnership and WearGuard.
  10.58##   Assignment of Purchase Agreement dated October 16, 1995 by and among the Partnership, KingSize Partnership and K.S. Management.
  10.59##   Transition Services Agreement dated as of October 16, 1995 by and among the Partnership, KingSize Partnership, ARAMARK and WearGuard.
  10.60##   Noncompetition Agreement dated as of October 16, 1995 by and among the Partnership, KingSize Partnership, ARAMARK and WearGuard.
  10.61#### Form of Employment Agreement dated as of May 1, 1996 between B.L.
            Management and each of Peter J. Canzone, Robert A. Pulciani, Jules
            Silbert, Loida Noriega-Wilson and Kevin McGrain.

   EXHIBIT
   NUMBER                                DESCRIPTION
   -------                               -----------
  10.62####  Form of Employment Agreement dated as of May 1, 1996 between B.L.
             Management and each of Sheila R. Garelik and Arlene Silverman.
  10.63####  Form of Employment Agreement dated as of May 1, 1996 between the
             Partnership and each of Richard L. Bennett, Bruce G. Clark and
             William G. Brosius.
  10.64####  Amendment No. 1 to Employment Agreement dated as of July 15, 1996 between B.L. Management and Sheila R. Garelik.
  10.65####  License Amendment made as of July 23, 1996 between the Partnership
     xxx     and Sears.
  10.66####  Asset Purchase Agreement dated as of October 18, 1996 by and among
             TJX, Chadwick's and the Partnership.
  10.67####  Amendment Number One to the Asset Purchase Agreement made as of the 9th day of December, 1996 among TJX, Chadwick's and the
             Partnership.
  10.68####  Asset Purchase Agreement dated as of October 18, 1996 by and among
             CDM Corp. and the Partnership.
  10.69####  Services Agreement dated as of December 9, 1996 between TJX and the Partnership.
  10.70####  Inventory Purchase Agreement effective as of December 9, 1996 by
     xxx     and between the Partnership and TJX.
  10.71####  Employment Agreement dated as of December 9, 1996 between the
             Partnership and Dhananjaya K. Rao.
  10.72####  Employment Agreement dated as of December 9, 1996 between the
             Partnership and Carol Meyrowitz.
  10.73####  VP Holding Stock Subscription Agreement for Preferred Stock made as of December 9, 1996 by and between VP Holding and Dhananjaya K.
             Rao.
  10.74####  VP Holding Stock Subscription Agreement for Preferred Stock made as of December 9, 1996 by and between VP Holding and Carol
             Meyrowitz.
  10.75####  Form of Brylane Inc. Stock Subscription Agreement for Preferred
             Stock made as of December 9, 1996 by and between Brylane, Inc. and each of Dhananjaya K. Rao and Carol Meyrowitz.
  10.76####  Brylane, L.P. Convertible Subordinated Note Due 2006 dated
             December 9, 1996 made by the Partnership in favor of Chadwick's
             (with Brylane Inc. and Brylane, L.P. Convertible Subordinated Note
             Due 2006 made by the Company and the Partnership in favor of
             Chadwick's filed as an exhibit thereto).
  10.77####  Unit Subscription Agreement entered into as of December 5, 1996 by and among the Partnership, VP Holding, FSEP II, FSEP III, FSEP
             International, VGP Corporation, VLP Corporation, WearGuard,
             Leeway, and NYNEX.
  10.78####  Form of Amendment to Performance Partnership Unit Option Agreement
             under the 1993 Option Plan.
  10.79####  Accounts Receivable Purchase Agreement dated as of December 9,
             1996 between the Partnership and Alliance Data Systems
             Corporation.
  10.80##### Amendment to Services Agreement dated as of December 9, 1996 between TJX and the Partnership.
  11.1#####  Brylane, L.P.--Computation of Net Income Per Common Share.
  21.1####   Subsidiaries of Brylane.
  23.1#####  Consent of Riordan & McKinzie (contained in Exhibit 5.1).
  23.2###### Consent of Coopers & Lybrand L.L.P. regarding Brylane, L.P.
  23.3###### Consent of Coopers & Lybrand L.L.P. regarding Chadwick's, Inc.
  23.4###### Consent of Coopers & Lybrand L.L.P. regarding KingSize Division.
  24.1***    Powers of Attorney.
  24.2####   Powers of Attorney.
  27.1####   Financial Data Schedule.

--------
+ Filed as an exhibit to the Partnership's Registration Statement on Form S-4 (Registration No. 33-69532) on September 29, 1993 and incorporated by reference herein.
++ Filed as an exhibit to Amendment No. 1 to the Partnership's Registration Statement on Form S-4 (Registration No. 33-69532) on November 9, 1993 and incorporated by reference herein.
+++ Filed as an exhibit to Amendment No. 2 to the Partnership's Registration Statement on Form S-4 (Registration No. 33-69532) on November 23, 1993 and incorporated by reference herein.
* Filed on April 25, 1994 as an exhibit to the Partnership's Annual Report on Form 10-K for the fiscal year ended January 29, 1994 and incorporated by reference herein.
** Filed on June 8, 1994 as an exhibit to the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended April 30, 1994 and incorporated by reference herein.
*** Filed as an exhibit to the Company's Registration Statement on Form S-1 (Registration No. 33-86154) on November 9, 1994 and incorporated by reference herein.
**** Filed as an exhibit to Amendment No. 1 to the Company's Registration Statement on Form S-1 (Registration No. 33-86154) on January 11, 1995 and incorporated by reference herein.
# Filed on December 12, 1995 as an exhibit to the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended October 28, 1995 ("1995 Third Quarter Form 10-Q") and incorporated by reference herein.
## Filed on December 30, 1995 as an exhibit to the Partnership's Amendment of Current Report on Form 8-K/A (File No. 33-69532) and incorporated by reference herein.
### Filed on May 3, 1996 as an exhibit to the Partnership's Annual Report on Form 10-K for the fiscal year ended February 3, 1996 ("1995 Form 10-K") and incorporated by reference herein.
#### Filed as an exhibit to Amendment No. 2 to the Company's Registration Statement on Form S-1 (Registration No. 33-86154) on December 23, 1996 and incorporated by reference herein.
##### Filed as an exhibit to Amendment No. 3 to the Company's Registration Statement on Form S-1 (Registration No. 33-86154) on January 29, 1997 and incorporated by reference herein.

###### Filed as an exhibit to Amendment No. 4 to the Company's Registration Statement on Form S-1 (Registration No. 33-86154) on February 19, 1997 and incorporated by reference herein.

x Certain portions of this exhibit have been omitted from the copies incorporated by reference from the Partnership's 1995 Third Quarter Form 10-Q (as defined herein) and are the subject of an order granting confidential treatment with respect thereto.

xx Certain portions of this exhibit have been omitted from the copies incorporated by reference from the Partnership's 1995 Form 10-K (as defined herein) and are the subject of an order granting confidential treatment with respect thereto.

xxx Certain portions of this exhibit have been omitted from the copies filed as part of Amendment No. 2 to this Registration Statement on Form S-1 and are the subject of an order granting confidential treatment with respect thereto.

++ Filed on May 2, 1997 as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 1997 and incorporated by reference herein.